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                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):  February 28, 1998


                         FEDERAL DATA CORPORATION
          (Exact name of Registrant as specified in its charter)


         DELAWARE                       333-36447               52-0940566
(State or other jurisdiction      (Commission File No.)     (I.R.S. Employer
 of incorporation)                                        Identification Number)


                             4800 Hampden Lane
                             Bethesda, MD  20814
             (Address of principal executive offices) (Zip Code)


                              (301) 986-0800
            (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets

On February 28, 1998, Federal Data Corporation (the "Company"), acquired substantially all of the assets and business of the Telos Information Systems Division ("TIS") from Telos Corporation ("Telos"). The total purchase price was $14.7 million in cash subject to an audit of the closing balance sheet. TIS has operations in Pasadena, CA and Greenbelt, MD which provide engineering and information technology services to the Jet Propulsion Laboratory and other NASA, National Oceanic and Atmospheric Administration and Defense Information Systems Agency customers. As part of the agreement both the Company and Telos agreed to seek novation of certain Jet Propulsion Laboratory contracts. If the novation of the contracts is not received by April 15, 1998, the purchase agreement with Telos will be cancelled and the purchase price will be returned to the Company.

The Company financed its acquisition of TIS with funds available under the $75 million secured revolving credit facility provided to the Company by Bankers Trust Company, Bank of Boston, The Bank of New York, BTM Capital Corporation, Creditanstalt Bankverein, Credit Lyonnais New York Branch, First Source Financial LLP, First Union Commercial Corp. and IBJ Schroder Bank & Trust Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Financial Statements of Business Acquired

        It is not practical to provide the required financial statements for TIS at this time. The statements will be filed as soon as they are prepared and not later than May 14, 1998.

        (b)  Pro Forma Financial Information

        It is not practical to provide the required pro forma financial statements for the Company at this time. The statements will be filed as soon as they are prepared and not later than May 14, 1998.

        (c)  Exhibits

   2.1 Asset Purchase Agreement dated as of February 20, 1998 by and among Telos Corporation and NYMA, Inc. NYMA, Inc. is a wholly owned subsidiary of Federal Data Corporation.

   2.2 Interim Agreement dated as of February 28, 1998 by and among Telos Corporation and NYMA, Inc.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FEDERAL DATA CORPORATION

                                       By: /s/  James M.  Dean
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                                           James M. Dean
                                           Vice President and
                                           Chief Financial Officer

                                           Date: March 16, 1998